UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October  17, 2018

UDR, Inc.

United Dominion Realty, L.P.

 (Exact name of registrant as specified in its charter)

Maryland (UDR, Inc.) Delaware (United Dominion Realty, L.P.)	1-10524 333-156002-01	54-0857512 54-1776887

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

UDR, Inc.:          Emerging growth company ☐

United Dominion Realty, L.P.:          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

UDR, Inc.:  ☐    United Dominion Realty, L.P.:  ☐

Item 8.01 Other Events

Material U.S. Federal Income Tax Consequences

The information included in this Current Report on Form 8-K under this heading “Material U.S. Federal Income Tax Consequences” and in Exhibit 99.1 hereto supersedes and replaces, in its entirety, the disclosure under the heading “Material U.S. Federal Income Tax Consequences” in the prospectus dated April 27, 2017, which is part of UDR, Inc.’s and United Dominion Realty, L.P.’s Registration Statement on Form S-3 (File Nos. 333-217491 and 333-217491-01).

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Consequences

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D

UDR, Inc.

Date: October 17, 2018	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

United Dominion Realty, L.P.

Date: October 17, 2018	By:	UDR, Inc., its general partner /s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President